UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2020

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EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2
Houston, Texas  77002
(Address of principal executive offices) (Zip Code)

713-651-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EOG RESOURCES, INC.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On September 23, 2020, Michael T. Kerr was appointed to the Board of Directors (Board) of EOG Resources, Inc. (EOG) and to the Audit, Compensation, and Nominating, Governance and Sustainability Committees of the Board, in each case effective October 5, 2020.

Mr. Kerr, who will be retiring from the investment management firm Capital Group effective October 1, 2020, has over 36 years of investment experience, including 35 years with Capital Group. During his tenure with Capital Group, Mr. Kerr has served as an equity portfolio manager, and has also covered global oil and gas companies and U.S. utilities for Capital Group as an equity investment analyst. Prior to joining Capital Group, Mr. Kerr was an exploration geophysicist with Cities Service Company.

Mr. Kerr will receive the same quarterly cash retainer for his service as a director as EOG's other non-employee directors. In addition, Mr. Kerr will receive a grant of restricted stock units (RSUs) under the Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan consistent with EOG's prior grants to its other non-employee directors. The grant of RSUs, which has been approved by EOG's Compensation Committee and the Board, will be based on the closing price of EOG's common stock on the New York Stock Exchange on the October 5, 2020 grant effective date. The grant of RSUs will "cliff" vest one year from the date of grant and will have standard termination provisions. The grant of RSUs to Mr. Kerr will be reported on a Form 4 to be filed by Mr. Kerr within two business days after the October 5, 2020 grant effective date.

Item 9.01    Financial Statements and Exhibits.

    (d)    Exhibits

          99.1    Press Release of EOG Resources, Inc. dated September 23, 2020.

        104    Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: September 23, 2020	By:	/s/ TIMOTHY K. DRIGGERS Timothy K. Driggers Executive Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

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